Exhibit 32.2

Certification Pursuant
To 18 U.S.C. 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Cyanotech Corporation (the “Company”) on Form 10-K for the period ended March 31, 2009 as amended with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deanna L. Spooner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

2)                 The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: July 10, 2009	/s/ Deanna L. Spooner
Deanna L. Spooner
Vice President-Finance & Administration and Chief Financial Officer